Exhibit 99.1
A Comprehensive, User-Centric Digital Health Platform DarioHealth Corp. + Feb 21st, 2024

2 01 This presentation of DarioHealth Corp. (“Dario”, the “Company”, “we” and “our”) and statements of our management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. For example, when we discuss our growth potential and return on investment, the potential synergies as a result of the combination with Twill, our expected gross margins and reduced operating expenses, the proposed path to profitability, the potential market opportunity, potential increase in revenue based on multi-condition accounts, the potential benefits to be realized by the strategic agreement with Sanofi U.S. Services Inc. (“Sanofi”) and the expected contract value and potential revenues and product offering, we are using forward-looking statements. Words such as “seek,” “intend,” “believe,” “plan,” “estimate,” “expect,” “anticipate,” “will,” “would,” and other similar expressions all denote forward-looking statements within the meaning of the Act. Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario® diabetes management solution, as well as other factors and risks discussed in the Company’s filings (including the results of the Company’s commercial and regulatory plans for Dario®) with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statement We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management or agents have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. This presentation contains market data related to our business and industry, including projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, our actual results may differ materially from the projections based on these assumptions. As a result, the market for our products may not grow at the rates projected by these data, or at all. If the assumptions upon which the projections are based prove to be incorrect, or if the market for our products fails to grow at the rates projected, our results will differ materially from the projections included in this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation also contains certain financial information that is presented on a non GAAP basis. A reconciliation of GAAP to non-GAAP measures has been provided in the financial statement tables annexed at the end of this presentation. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

Combined Company Highlights

One of the Most Comprehensive Product Offerings

6 covered conditions with navigation technology to assign users to the correct therapeutic areas.

Combined Entity Partnered With 3 of Top 8 National Health Plans

Aetna, Sanofi, Blues Plan, and other household name employers including 3 of the top 7 tech companies in the world.

$171B TAM*

Operates in the future of the healthcare industry

Scaled Client Economics

Combination serves a larger eligible population, driving higher enrollment and higher ARPU (Average Revenue per User)

$5k Yearly Savings Expected to Increase

Economically incentivized clients see quantifiable benefits from partnering with Dario. Twill's **$2,500**/year** savings will increase this number and add more value to clients and partners

SaaS-like Financial Profile

Expected **80%-85% gross margins** with year over year rolling member based recurring revenues provide high growth potential and is expected to accelerate path to profitability.

dario + twill

*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5876976/
**Average savings based on HEOR analysis completed against Twill users engaged on platform. ROI calculation assumes average all-time activation rate of 20%.

DRIO | Nasdaq listed | 3

Combination Creates an Unrivaled Market Position Post Twill Acquisition

dario + twill

Enhanced Product Offering

- Best in class **consumer centric** solution
- Comprehensive multi condition platform across **6 conditions**
- Powerful **AI driven** user **navigation** functionalities

Optimized Go To Market Strategy

- Similar market channels across **Employers**, **Health plans** and **Pharma**
- Low customer overlap provides **cross-sell potential**
- Expanded breadth and depth will further **data monetization**

Better Clients and Member Economics

- Improvement in **client win rate**
- Accelerating per member economics from **larger eligible population** (6 eligible conditions), **increased enrollment rate** (from member navigation) resulting in **higher revenue per member** (ARPU)

Financial Profile

- Expected **30% operating expense synergies**
- **85% gross margins** expected from combination
- Expected to reach **profitability** sooner **[2nd year]** and at a lower run rate

20M
Covered Lives

3 of 8
Top US Health Plans

~$30.5M
Total combined revenues for first 9Months 2023

85%
Expected Combined Gross Margins

dario

4

TAM – Exceptional and Untapped

$171B opportunity in the U.S. alone of which less than 2% is already penetrated

96M
American adults (more than 1 in 3) have prediabetes [4]

75%
of aggregate U.S. healthcare spending accounted for chronic diseases [1]

$4.1T
Annual Health Care Costs to the U.S. economy [1]



2.4
average number of managed conditions on the Dario platform
$72B
Total US Metabolic market
34.2M
Diabetes
51M
Behavioral Health
Comorbidities:
22.8M
People with Diabetes & Hypertension
103M
Hypertension
126.6M
Musculoskeletal
$9B
Total US BH Market
$90B
Total US MSK Market

66%
of people with diabetes also have high blood pressure [3]

40%
of U.S. adults live with two or more chronic diseases [2]

60%
Adults in the US have a chronic disease [2]

[1] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5876976/
[2] https://www.cdc.gov/chronicdisease/resources/infographic/chronic-diseases.htm
[3] https://www.hopkinsmedicine.org/health/conditions-and-diseases/diabetes/diabetes-and-high-blood-pressure#:~:text=About%20two%2Dthirds%20of%20adults,use%20prescription%20medications%20for%20hypertension
[4] https://www.cdc.gov/diabetes/prevention/about-prediabetes.html#:~:text=There%20are%20about%2098%20million,2%20diabetes%20within%205%20years

Calculated as $60 PMPM for diabetes, $30 PMPM for Hypertension, $70 PMPM for comorbidity (diabetes and Hypertension) and $60 PMPM for MSK

dario DRIO | Nasdaq listed | 5

Launch Direct-to-Consumer Launch DRIO | Nasdaq listed | 6 Business-to-Business First B2B client win 2022 2023 Total +100 B2B Clients D2C 20 17 20 18 Hypertension 20 19 Weight Management B2B 2020 Musculoskeletal 2021 Behavioral Health Expansion from DTC* & Single-Condition to B2B2C across multiple conditions B2C B2B 2024 Dario’s Timeline of Expansion Through Market Consolidation Maternal Health 20 16 Diabetes + + + +

DRIO | Nasdaq listed | 7 CONSUMERS DATA Pha rma B2C B2B2C Cha nne ls Diabetes Hypertension Weight Management MSK Behavioral Health Value Exchange Between Dario Stakeholders B2C / Consumer Online marketing MSK, diabetes and hypertension B2B2C / Health Plans and Employers Recurring Monthly Revenue Strategic / Pharma and special projects Development services and clinical projects

8 One of digital health’s first consumer centric platforms which starts at navigation and ends at treatment across 6 conditions. + Multi condition platform clinically proven to deliver cost savings and improved clinical outcomes Integrated software solution powering user engagement and navigation to clinical resources Diabetes, Hypertension, Weight Management, Musculoskeletal, Behavioral Health Wellbeing, Maternal Health, Behavioral Health A Combination to Create a Fully Integrated User Experience +

9 Employer/Payor ↑ Enrollment Traditional Enrollment ↑ ARPU ↑ Engagement 1 2 3 User Centricity Translates to Value Creation… Behavioral Health Maternal Health MSK Diabetes Hypertension Weight Loss Combined Service Offering (multi-condition network) Twill Care (AI based network navigation) Wellbeing Community From Patient Navigation to Enrollment and full member management Support ongoing navigation from wellbeing to chronic care driving revenue per user Expanded patient reach through wider ability to engage patient population Engagement with community creates ability to further identify patient care gaps 1 2 3

DRIO | Nasdaq listed | 10 Me ta b olic Dario has Built a Consolidated and Personalized Experience The Dario ecosystem provides members the capability to monitor their progress with seamless integration across products Be ha viora l He a lth Musculoske le ta l

DRIO | Nasdaq listed | 11 Dario Delivers Members a Dynamic, Personalized Journey Powered by AI Insights dynamically applied to six domains of personalization creating engagement throughout patient journey Dario’s adaptive approach flexes to members’ changing needs and circumstances, using their unique data to support them through challenges and help them stay on their path to better health.

DRIO | Nasdaq listed | 12 • Onboarding with a clinical coach sets members up for success. • Dedicated specialty health coaches support members on their health journey. • Tailored weight loss program to help members achieve weight loss goals and develop healthy habits. GLP-1 Behavioral Change Program The advantage of Dario’s fundamental product offerings in the GLP-1 space, powered by new developments in collaboration with our strategic partners A tailored experience to help members achieve their goals: According to published FDA statements, the drug needs to be supported by proper behavioral change. This includes onboarding and offboarding the drug as well as managing nutrition and exercise while taking it. This is exactly the type of behavioral management that the Dario solutions address..

DRIO | Nasdaq listed | 13 Real World Clinical Results 1.1–2.3 pts Reduction in A1c 54% reduction in severe pain 58% reduction in hyperglycemic events 48%, 59% reduction in Depression and Anxiety Symptoms (Respectively) 8.4 mmHg reduction in systolic blood pressure for 70% of members 4.9/5 Stars app store rating 20,000+ reviews 77 NPS User Centricity Real-world clinical studies have proven product excellence, as well as helped quantify the benefits that clients and members see 75% Retention year-over-year Engagement and Retention Clinical Outcomes $5,077 Medical cost savings for Dario users 9% Population Improvement Well-controlled; -13% poorly controlled Scalable / Sustainable 43 real-world-data Clinical Studies, 3 done by Sanofi ROI

DRIO | Nasdaq listed | 14 Twill’s Complimentary Platform and Capabilities 70% Women Activated in 1st Trimester of Pregnancy 18M+ Covered Lives Across Customer Accounts 58% More Effective in Improving Depression Symptoms vs. Control Group Accelerated delivery of simple and seamless end-to-end maternal health care for Medicaid members Authenticated benefits for eligible members or employees including both digital and human support Self-guided care for well-being delivering improvements in anxiety, depression and productivity Pregnancy Solution Integrated Navigation Digital Therapeutics

15 Integrated software and device patient experience Integrated software and clinical services patient experience The Combination Creates an End-to-End User Experience Combined Services: • Configurable Navigation • Activation • Community • AI-Based Chat • Devices • DTx • Coaching • Integration to Clinical Networks Precision Care Engine A connected services flywheel utilizing data to help each user discover the treatment services that are available to them and navigate to the right one Users become informed on their condition then directed to digital therapeutic services, live coaching, or third party services in their area as needed Hyper-personalization optimizes user navigation and strengthens engagement + Directing Users to Available Clinical Services

DRIO | Nasdaq listed | 16 Together We Address Clients’ Top Priorities Covered by Dario and Twill Behavioral Health Diabetes Financial well-being 48% Nutrition/weight management Physical activity Cardiovascular health Musculoskeletal 26% Cancer 23% Family planning and support 14% 75% 49% 40% 39% 28% of benefits leaders want to manage 5 or less digital tools 95% 46% Three to five 4% 1% Six to nine Ten or more 49% One or two Payors have long been communicating a need to consolidate vendors. As a single solution that addresses the highest number of conditions that contribute most to healthcare costs among employers, the combination is very well positioned in the competitive landscape as the market consolidates. Covered by Dario Covered by Twill

DRIO | Nasdaq listed | 17 Combination Creates Vertically / Horizontally Integrated Platform The only consumer centric, multi condition solution with real world clinical studies that show tangible results for payors, employers and end users alike Comprehensive and feature filled consumer platform Mental wellbeing serves as a foundation for engagement and enrollment Patient centric experience designed to optimize activation and sustained engagement Immediate increase in breadth of customer reach and availability to drive higher win rate # of Conditions 1 3 4 2 5 6 Provider-Led Consumer-Led +

DRIO | Nasdaq listed | 18 Revenue Channels and Business Model Strategic Revenue Paid in Milestones Pharma Private Label or custom delivery Strategic Partnerships Managed Medicare & Medicaid Fully insured commercial Health Plans / PBMs Direct to employer Consultants/Brokers Through health plans and PBMs Through partners Self-Insured Employers B2B2C Membership-driven Monthly Recurring Revenue B2C Membership-driven Monthly Recurring Revenue Members (Users on Dario Platform) Direct to Consumer Uninsured Individuals Per Engaged Member per Month • Applied to metabolic conditions and full suite customers • Paid per every member that is engaged on the platform • The price ranges between $59 and $89 / engaged member/month Per Employee per Month (PEPM) • Behavioral health and mid-market multi-condition customers • Paid per every eligible member that will have access to the platform • Price is in single digit per employee 3 Revenue Channels: Membership Pricing Models: Stakeholders per Channel:

DRIO | Nasdaq listed | 19 75% Retention rate Example: Employer with 10,000 employees: 1,400 employees enrolled, $900K in yearly revenue (post churn) 30% Enrollment Rate Employer Client $89 Per Engaged Member Per Month (Full suite) Up to 40% eligible More Members per account on the platform Multi-Condition Strategy Compounds Economic Value High market demand for multi-condition support evidenced by pipeline of future growth opportunities

DRIO | Nasdaq listed | 20 Dario-Twill Combination Accelerates Revenue Growth Synergies Across the Full Spectrum of Growth Opportunities Larger Eligible Member Population • Twill Care and precision care enable larger population touch 6 covered conditions total Increased ARPU • Larger number of paying users across more therapeutics areas. • Expansion on metabolic offering which has higher ARPU Estimated increase to around $75 per member per month Higher Enrollment Rates • Leverage AI capabilities of Twill’s navigation technology to bring more members to the platform Estimated 6% increase in enrollment Higher Engagement / Retention • Most consumer centric solution in the market • Increased engagement through Twill Care Community Integrated solution adds more value to users Improved Win-Rate By increasing ROI for the clients across the full member populations

DRIO | Nasdaq listed | 21 Partners network with access to: 15,000 employers 105 health plans Strategic Approach to Partnership Accelerates Commercial Adoption and Enhances Competitiveness 50M Members 3.5M Members 5M Members 700k Members 21M Members Member lives: 87 Million* Total Addressable Market: $1.67B** Gaining 1% Market Share Within Existing Partnerships is ~$17M in ARR * Based on numbers received from the named customers ** Estimated on members lives numbers received and Company contracted products and prices

Near Term Growth – Dario Signed Partnerships

Rapidly growing pipeline through partners

amwell	SOLERA	sanofi	aetna
One of the top 3 national health plans with access to: 20M+ members	One of the top 3 national health plans with access to: 14M members	A Rx General Purchasing Org with access to: 50M+ members	January 2024 Launch available to: 21M commercial and BH members

Amwell, Solera, and Aetna customers use existing contracts to shorten sales cycle dario

DRIO | Nasdaq listed | 22

DRIO | Nasdaq listed | 23 Strategic Partnerships Advantage: $30M Multi-year, $30 million agreement, will help accelerate the commercial adoption of Dario's full suite of digital therapeutics and drive the expansion of digital health solutions on the Dario platform. Sanofi selected Dario to leverage its broad suite of digital therapeutics and its ability to engage patients for favorable clinical and financial outcomes, as the solution of choice for its U.S. commercial clients. Dario's single platform helps patients manage diabetes, hypertension, weight management, musculoskeletal, and behavioral health, offering Sanofi managed care clients an attractive, easily scalable digital health solution that creates immediate access across a wide range of needs. Single Platform 2 main areas of collaboration: Dario and Sanofi will collaborate on promoting the Dario multi-condition digital therapeutics solution, significantly increasing Dario’s sales reach in the health plan market and selectively in the employer channel. Commercial Dario develops new or enhanced solutions leveraging its platform, and for the parties to generate robust evidence to support future commercialization in the health plan channel. R&D

DRIO | Nasdaq listed | 24 B2B2C Dario – Twill Revenue 2023 – 9 Month Revenues Consumer – B2C • $8M – Dario Annual run rate • Cash positive business line Commercial – B2B2C • $5.5M – Dario recurring annual run rate Commercial – Strategic • $6.3M – Strategic projects with Sanofi and Aetna • $3.5M – Platform access and data Consumer Strategic 9M 2023 Pro Forma $13.8M * $16.7M * Internal Twill data (Unaudited) 9M 2023 Revenues ~$30.5M Total combined revenues for first 9M 2023

DRIO | Nasdaq listed | 25 Multiple Avenues of Revenue Growth Retain Users Ramp Up Signed Contracts Land & expand Partnership Access New contracts $60M in contract value Access to 87M potential members Existing Clients • Additional conditions • Additional populations • Additional enrollment Growth stage Win-Rate Synergies • Combined product with increased condition offerings is well-positioned to win deals • Comprehensive platform expands combined company pipeline top-of-funnel Cross-Sell Synergies • Ample existing customers across both platforms creates significant sales opportunities

DRIO | Nasdaq listed | 26 Financial Profile Improvement – GAAP 33.2% 19.3% 34.9% 35.0% 2020 2021 2022 1-9/2023 Gross Profit Operating Expenses Operating Loss 2021 2022 1-9/2023 2021 2022 1-9/2023 -$42M -$76.5M -$56.8M $80.5M $66.5M $47.8M

DRIO | Nasdaq listed | 27 Financial Profile Improvement – Non-GAAP Gross Margins Trend (Non-GAAP) Continuous improvement of gross margins due to larger B2B2C business. B2B2C business already achieved 70% gross margins Business expected to reach 80-85% gross margin at scale 2020 35% 2021 40% 2022 51% 1-9/2023 55% Reconciliation between gross profit and non-GAAP gross margins is presented at the end of this presentation $50M 2022 1-9/2023 $32.3M 2021 $55M Continuous Reduction in OPEX trending also into 2024 Reasons for reduction: • B2C ramp down • M&A consolidation • Scale, Automation, offshore Reconciliation between operating expenses and operating expenses (non-GAAP) is presented at the end pf this presentation Reconciliation between operating loss and operating loss (non-GAAP) is presented at the end of this presentation Operating Expenses (Non-GAAP) Operating Loss (Non-GAAP) Reduction in operating loss due to improvement in all parameters: • Commercial revenues, OPEX, Gross margins • Reduction trend is expected into 2024 2021 2022 1-9/2023 -$35.5M -$46.7M -$23M

DRIO | Nasdaq listed | 28 Capital structure (*) $30 million long-term loan. Balances as of September 30, 2023: Cash and short-term investment (*): $43.9M Balance Sheet & Capitalization Snapshot, as of February 21, 2024 Stock Price $2.44 Shares Outstanding 27,787K Ma rke t Ca p $68M Sha re s Outsta nd ing 27,787K Preferred Shares – as converted 17.567K Prefunded Warrants 1,283K Warrants (Exercise Price: $1.08-$25.00) 4,193K Stock Options and RSU’s 9,823K Fully Dilute d Eq uity 60,653K

DRIO | Nasdaq listed | 29 Rick Anderson President Erez Raphael CEO, Board Member Zvi Ben-David CFO Omar Manejwala, M.D. Chief Medical Officer Josh Fischer SVP Operations and Compliance Brian Harrigan SVP Employer Sales Mary Mooney VP Marketing Tomer Ben-Kiki Chief Operating Officer Experienced Executive Management Team Ofer Liedner Strategic Growth Keren Zimmerman Chief Product Officer

DRIO | Nasdaq listed | 30 Dennis M. McGrath Chair of Audit - Board Member Adam Stern Board Member Yoav Shaked Chairman of the Board Hila Karah Board Member Allen Kamer Advisory Board Dennis Matheis Board Member Eric Milledge Chairman of the Scientific Advisory Board Marilyn Ritholz, PHD Scientific Advisory Board Dr. David A. Horwitz, MD. Scientific Advisory Board Board of Directors and Advisors Arnaud Robert Strategic Advisor

31 Thank You!

DRIO | Nasdaq listed | 32 Non-GAAP Financial Measures We have provided in this presentation financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with peer companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below. Gross profit and gross margin (non-GAAP). Our presentation of non-GAAP gross profit and gross margin excludes amortization of acquired intangible assets, depreciation and stock-based compensation. We exclude these non-cash expenses, as we believe doing so better explains the profitability of our products on a cash basis as well as better presents the cash generation potential of our products. Operating expenses (non-GAAP). Our presentation of non-GAAP operating expenses excludes stock-based compensation expenses, depreciation and amortization, earn out revaluation and acquisition costs. Due to varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company's non-cash operating expenses, we believe that providing non-GAAP financial measures that exclude non-cash expense and one-time expenses provides us with an important tool for financial and operational decision making and for evaluating our own core business operating results over different periods of time. Net loss (non-GAAP). Our presentation of adjusted net loss excludes the effect of certain items that are non-GAAP financial measures. Adjusted net loss represents net loss determined under GAAP without regard to stock-based compensation expenses, amortization of acquired intangible assets, depreciation of fixed assets, amortization, earn out revaluation and one time acquisition costs. We believe these measures provide useful information to management and investors for analysis of our operating results.

DRIO | Nasdaq listed | 33 Reconciliation between Gross Profit and Gross Margin In USD 000 Nine months ended 2020 2021 2022 September 30. 2023 Revenues: Services $2,085 $17,859 $11,171 Hardware and consumable products $18,428 $9,797 $5,565 Total revenues $7,576 $20,513 $27,656 $16,736 Cost of revenues: Services $338 $5,324 $3,701 Hardware and consumable products $12,106 $8,320 $3,902 Amortization of acquired intangible assets $4,106 $4,357 $3,281 Total cost of revenues $5,063 $16,550 $18,001 $10,884 Gross profit $2,513 $3,963 $9,655 $5,852 Gross profit % 33.2% 19.3% 34.9% 35.0% Add back: Amortization of acquired intangible assets $4,106 $4,357 3,281 Depreciation and Stock-based compensation $151 $219 $171 $152 Gross margin (non-GAAP) $2,664 $8,288 $14,183 $9,285 Gross margin % 35% 40% 51% 55% Year ended December 31,

DRIO | Nasdaq listed | 34 Reconciliation between Operating Expenses and Operating Expenses (non-GAAP) In USD 000 Nine months ended 2021 2022 September 30. 2023 Operating expenses: Research and development $17,219 $19,649 $16,052 Sales and marketing $39,706 $30,323 $19,163 General and administrative $23,532 $16,493 $12,611 Total operating expenses $80,457 $66,465 $47,826 Less: Stock-based compensation $24,874 $16,909 $15,246 Acquisition costs $880 Earn out revaluation ($503) ($497) Depreciation and Amortization $229 $375 $293 Total adjustments $25,480 $16,787 $15,539 Operating expenses (non-GAAP) $54,977 $49,678 $32,287 Year ended December 31,

DRIO | Nasdaq listed | 35 Reconciliation between Operating Loss and Operating Loss (non-GAAP) In USD 000 Nine months ended 2021 2022 September 30. 2023 Operating loss $76,494 $56,810 $41,974 Less Gross profit adjustments: Amortization of acquired intangible assets $4,106 $4,357 $3,281 Depreciation and Stock-based compensation $219 $171 $152 Less operating expenses adjustments Stock-based compensation $24,874 $16,909 $15,246 Acquisition costs $880 $0 $0 Earn out revaluation ($503) ($497) $0 Depreciation and Amortization $229 $375 $293 Total adjustments $29,805 $21,315 $18,972 Operating loss (non-GAAP) $46,689 $35,495 $23,002 Year ended December 31,